SECURITIES AND EXCHANGE COMMISSION


                          Washington, D.C.  20549


                                 FORM 8-K

                              CURRENT REPORT


  Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


                     Date of Report: December 21, 1995


                           SIERRA TAHOE BANCORP


          (Exact Name of Registrant as Specified in its Charter)



      California           File No. 0-15450              68-0091859
(State of Incorporation) (Commission File No.) (IRS Employer Identification No.)


     10181 Truckee-Tahoe Airport Road, Truckee, California  96160-9010


                 (Address of Principal Executive Offices)


               Registrant's Telephone Number (916) 582-3000















Item 5.   Other Events

On December 27, 1995 the Company issued a press release announcing the adoption of a Shareholder Protection Rights Plan (the "Plan"). Upon execution of the Rights Agreement (the "Agreement") an additional Form 8-K will be filed, providing a description of the Plan and will attach a copy of the executed Agreement.


Item 7.   Financial Statements and Exhibits

(c)  Exhibits

     28.  Press release dated December 27, 1995

                                SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                                  Sierra Tahoe Bancorp
                                                       (Registrant)





Dated:   December 27, 1995              By   /s/  David C. Broadley
Truckee, California                          David C. Broadley
                                             Executive Vice President/
                                             Chief Financial Officer